                                                                   EXHIBIT 10.11

                           FOX/LIBERTY NETWORKS, LLC
                             10201 West Pico Blvd.
                             Los Angeles, CA 90035


Gentlemen:

     This letter, when executed by each of T and T Entertainment Limited an Irish corporation ("Employer"), Anthony F.E. Ball ("Employee"), and Fox/Liberty Networks, LLC (hereinafter referred to as "the Company"), will confirm the Agreement between Employer and the Company relating to Employers grant to the Company the exclusive right to utilize Employees services during the Term of this letter. This Agreement will supersede all prior Agreements between Employee and the Company relative to Employee's employment with the Company or any affiliate of the Company.

1.   (a)   The Employer hereby agrees to cause Employee to render services upon the terms and conditions herein set forth for a period of four years, commencing March 1, 1997 and ending February 28, 2001.

     (b) One hundred eighty (180) days prior to the expiration of the Term, the parties will enter into good faith negotiations to agree upon the Terms of an extension of this Agreement. If the parties cannot mutually agree on the Terms of an extension, and Employee continues to render services to the Company after the end of the above Term, this Agreement shall be terminable at will on one week notice. Amounts payable to Employee during such extended period shall be at the rate paid during the last regular payment period hereunder.

2. (a) Employer shall cause Employee to render services as President and Chief Operating Officer of Fox/Liberty Network, LLC and International Sports Programming Partners. Employer shall cause Employee to perform the function of and have the authority customarily vested in a cable network President and Chief Operating Officer and report directly to the Chairman and Chief Executive Officer ("CEO") of the Company. Subject to the directives of the Company's Chairman and CEO and the Board of Directors, Employer shall cause Employee to directly supervise and have authority over those functions indicated on the organization chart included in Appendix 1 of this Agreement.

     (b) If Employee is elected member of the Board of Directors or to any other office of the Company or any of its affiliates, Employer will cause Employee to agree to serve in such capacity or capacities without additional compensation, however, Employee will be covered by corporate indemnification programs in the same manner as other corporate officers.

3. Employer shall cause Employee to perform such duties consistent with the position set forth in Paragraph 2(a), as are assigned by the Company from time to time. The principal place for performance shall be at the Company's principal office in Los Angeles, California subject to such travel, as the rendering of the services hereunder may require. Such travel may be either within or outside the United States of America. In the event Employee suffers at major family crisis (i.e. death or serious illness ) the services to be rendered hereunder may be rendered from the London office, on a temporary basis.

4. For Employees services hereunder, the Company will, during the Term described in Paragraph 2.(a) hereof, on a monthly basis, pay Employer at the rate of:

     (a) $800,000 per annum, provided, that as of March 1, 1998, March 1, 1999, March 1, 2000 and March 1, 2001 the base amount shall be increased (as increased from time to time, the "Base Amount") in an amount to be determined in the sole discretion of the Company, but in no event shall the increase of the Base Amount in any year be less than an amount equal to the percentage increase in the "All-Urban" consumer price index published by the United States Bureau of Labor Statistics for the Los Angeles, California Metropolitan Area (the "Index") between February 28 of the then current year and March 1 of the preceding year. If the index shall no longer be published by the Bureau of Labor Statistics, then any substitute or successor index published by such Bureau, or other governmental agency of the United States shall be used. If the index (or a successor or substitute index) is not available, a reliable governmental or other reputable publication reasonably selected by the Company which evaluates the information heretofore used in determining the Index shall be used.

     (b) During the Term the amounts payable hereunder shall be paid denominated in US dollars, but may be paid in another currency to a local bank account as requested by Employer, and payable in a form as requested by Employer, subject to any and all withholdings and deductions required by applicable employment laws.

     (c) The allocation of the amounts payable hereunder for services rendered to Fox/Liberty Networks, LLC and its subsidiaries, and for services rendered to International Sports Programming Partners and its subsidiaries, shall be based upon the number of days Employee provides services to all such entities in such contract year.

5. (a) Employer and Employee agree that during the Term of this Agreement neither party shall have any interest, directly or indirectly, in any motion picture or television producing, distributing or exhibiting business, or in any broadcasting cable or film laboratory business or in any related business other than the Company and its affiliates, and neither party will perform any services for any person, firm or corporation engaged in any such business. The foregoing does not prohibit ownership of less than one percent (1%) of the outstanding common stock of any Company whose shares are publicly traded.

     (b) Enclosed is a copy of the Company's Conflict of Interest Statement. Employer and Employee agree to abide by the provisions of this statement at all times during the Term of this Agreement.

6. Employer and Employee will not during the Term of this Agreement and for a period of two years thereafter, directly or indirectly, induce or attempt to induce any managerial, sales or supervisory employee of the Company or its affiliates to render services to any other person, firm or corporation.

7. (a) The Employer and Employee's obligations to the Company are exclusively contractual in nature. The Company shall be the sole owner of all the fruits and proceeds of Employee's services hereunder, including, but not limited to, all ideas, concepts, formats, suggestions, developments, arrangements, designs, packages, programs, promotions and other intellectual properties which may be created in connection with and during the Term of this Agreement free and clear of any claims by Employer and Employee of any kind or character whatsoever (other than Employer and Employee's right to payment hereunder). Employer shall cause Employee, at the request of the Company, to execute such assignments, certificates or other instruments as the Company may from time to time deem necessary or desirable to evidence, establish, maintain, perfect, protect, enforce or defend its right, title and interest in or to any such properties.

     (b) All memoranda, notes, records and other documents made or compiled by Employer or Employee, or made available to Employer or Employee during the term of this Agreement concerning the business of the Company or its affiliates shall be the Company's property and shall be delivered to the Company on the termination of this Agreement or at any other time on request. Employer and Employee shall keep in confidence and shall not use for it or others, or divulge to others, any information concerning the business of the Company or its affiliates which is not otherwise publicly available and which is obtained as a result of performance of services hereunder, including but not limited to, trade secrets or processes and information deemed by the Company to be proprietary in nature, unless disclosure is permitted by the Company or required by law.

     (c) The Company shall have the right to use Employee's approved biography and likeness in connection with its business, including in advertising its products and services, and may grant this right to others, but not for use as a direct endorsement.

     (d) The covenants set forth above in this paragraph shall survive the termination of this Agreement as mutually agreed among the parties.

8. Notwithstanding that Employer is furnishing Employees services to the Company hereunder, solely for the purposes of determining participation in all employee benefit plans, an employment relationship exists between Company, as employer, and Employee, as employee. In this regard, Employee shall be eligible to participate in all employee benefit plans of the Company available to other comparable executives of the Company and Employee's eligibility to participate in such plans shall be governed by the rules applicable to comparable executives, including but not limited to the following:

     (a) Vacation.  Employee will be entitled to four (4) weeks of vacation for
         --------
     each full year that Employee is employed, and pro-rata vacation for a part of any year that Employee is employed.

     (b) Personal Travel.  The Company will provide up to two (2) non-business
         ---------------
     related round trip tickets between London and Los Angeles for Employee and up to a total of sixteen (16) round trip tickets between London and Los Angeles for Employee, his partner, or his children for personal use in each year of the Term of the Agreement.

     (c) Tax & Pension Advice.  The Company will reimburse Employer for the cost
         --------------------
     of independent tax and pension advice required as a result of the consummation of this Agreement, and the completion of all items contemplated hereunder.

     (d) Medical, Dental, Disability and Life Insurance.  Employee shall
         ----------------------------------------------
     continue to participate in the Company's current group medical, dental, permanent disability and life insurance benefit plans for the Term of this Agreement.

9. During the Term, the Company shall pay to, or provide to, Employer the following additional amounts or rights:

     (a) Stock Appreciation Rights Plan.  The Company will develop a stock
         ------------------------------
     appreciation rights ("SAR") plan in which Employer (for the benefit of Employee) shall have the right to participate no later than April 30, 1997. The SAR plan shall be of a type equal to or better than that previously offered to Liberty Media employees of like status. The Company agrees to provide Employer (for benefit of Employee) with comparable economic value if a SAR plan for the Company is not enacted. In the event of a public offering, SARs will be converted to public stock.

     (b) Additional Fee.  Employer shall be entitled to receive an additional
         --------------
     fee in an amount to be determined in the sole discretion of the Company, but in no event less than bonus amounts other Fox executives receive in connection with rendition of comparable services for comparable positions.

     (c) Car Allowance.  The Company shall reimburse Employer for, or assume
         -------------
     Employer's obligation to Employer for, (i) a car allowance at a rate of $18,000 per annum or such higher amount as may be provided to senior executives of the Company (other than the Chairman of the Company); and,
     (ii) a living allowance until such time as Employee relocates to the United States. If Employee relocates his family during the Term of this Agreement, the amount otherwise payable by the Company as a living allowance shall be payable as additional compensation, provided that such additional compensation in no event be deemed to be part of the Base Amount for the purposes of the Base Amount increases and additional amounts to be paid under Section 3.(a) above.

     (d) Relocation.  If Employee relocates his family to the United States, the
         ----------
     Company will reimburse Employer for relocation expenses to a standard previously provided to News Corp executives at a comparable level.

     (e) Pension Plan.  The Company will reimburse Employer for contributions to
         ------------
     any pension plan Employer provides to Employee at a level equal to comparable executive contributions to the Fox 401(k) and pension plans.
     The Company agrees to reimburse Employer in the gross amount of $14,500 in each year of the Agreement, provided that as of March 1, 1998, March 1, 1999, March 1, 2000 and March 1, 2001 the amount reimbursed shall be increased based on maximum contribution rates set by the Internal Revenue Service for qualified pension plans. Employer will be responsible for maintaining appropriate records for tax purposes.

10. Subject to such policies as may from time to time be established by the Company, the Company shall pay or reimburse Employer, or assume Employer's obligation to pay, or reimburse Employee, in the same manner as other Fox executives of the same title for all reasonable expenses actually incurred or paid by Employee during the Term in the performance of services under this Agreement upon presentation of expense statements or vouchers or such other supporting information as the Company may reasonably require; provided, however, that maximum amounts available for such expenses during any period may be fixed in advance by the Board of Directors or the CEO of the Company.

11. Notwithstanding that Employer is furnishing Employee's services to the Company hereunder, for the purposes of any applicable Workers' Compensation statute, an employment relationship exists between Company and Employee, Company being Employee's special employer hereunder and Employer being Employee's general employer (as the terms "special employer" and "general employer" are understood for purposes of Workers' Compensation statutes). Between Employer and Company, Company shall have the exclusive right to direct and control the performance of Employee's services hereunder. The rights and remedies, if any, of Employee and/or Employee's heirs, executors, administrators, successors and assigns against the Company and/or the Company's agent and/or Employee's by reason of injury, illness, disability or death. If the applicability of any Workers' Compensation statutes to the engagement of Employee's services hereunder is dependent upon (or may be affected by) an election on the part of the Employer, Employee and/or the Company, such election is hereby made in favor of such application.

12. Notwithstanding any provision to the contrary, in the event of the termination of Employee's services by the Company, the Company shall be obligated to continue to pay Employer for the balance of the Term at the Base Amount paid during the last regular payment period prior to termination hereunder, per month. Employee shall use all reasonable efforts to find other appropriate employment as soon as practicable and the payment of severance shall be conditioned upon the Employee doing so. If Employee finds such new employment during the period that the Company is obligated to pay severance to Employer hereunder, the amount payable to the Employer each month shall be reduced by the amount per month the Employee earns or is entitled to earn at his new place of employment in respect of the period covered by the severance.

13. Employee's services and the rights granted the Company hereunder are of a special, unique, unusual, extraordinary, and intellectual character which gives them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and a breach by the Employer or Employee of any of the provisions contained herein may cause the Company irreparable injury and damage. Employer and employee expressly agree that the Company shall be entitled to seek injunctive and other equitable relief to prevent a breach of this Agreement. Resort to such equitable relief, however, shall not be construed as a waiver of any preceding or succeeding breach of the same or any other term or provision. The various rights and remedies of the Company hereunder shall be construed to be cumulative and no one of them shall be exclusive of any other or of any right or remedy allowed by law.

14. In consideration of the making of this Agreement, as well as of the other considerations stated herein, Employer and Employee expressly agree that any contract, agreement or understanding between them and the Company with respect to severance or termination pay, notice of severance or termination, or pay in lieu of notice of severance or termination previously extended to Employer and Employee whether by way of contract, letter, or Company termination policy, is hereby rescinded. Employer and Employee further agree that if Employee continues to render services to the Company after the end of this Agreement, this Agreement shall be extended, but shall be terminated by either party on one
(1) week's notice and shall otherwise be modified in accordance with the provisions of such then existing Company policies as may then be in effect applicable to comparable executives of the Company.

15. This Agreement shall be governed by the laws of the State of New York applicable to contracts performed entirely therein.

16. This Agreement shall inure to the benefits of the successors and general assigns of the Company and to the benefit of any other corporation or entity which is a parent, subsidiary or affiliate of the Company to which this Agreement is assigned, and any other corporation or entity to which the Company may be merged or with which it may be consolidated. Except as herein provided, this Agreement shall be nonassignable.

                              Sincerely,

                              Fox/Liberty Networks LLC

                              By:  /s/ Chase Carey
                                   -----------------------------------------
                                    Chase Carey
                                    Chairman and Chief Executive Officer

                              Date:  4/11/97
                                   -----------------------------------------


By:   /s/ Anthony Ball
   --------------------------
        Anthony F.E. Ball

Date:   7 April 97
     ------------------------



T and T Entertainment Limited

By:    /s/ G. Galceran-Montal
     ------------------------
       G. Galceran-Montal

Date:    19 Apr 97
     ------------------------

APPENDIX I


                                                        ________________________
                                                       |   BOARD OF DIRECTORS   |
                                                       |________________________|
                                                                    |
                                                                    |
                                                           _________________
                                                          |        CEO       |
                                                          |_________________ |
                                                                    |
                                                                    |
                                                              ____________
                                                             | President, |
                                                             |     COO    |
                                                             |____________|
                                                                    |
       ___________________________________________________________________________________________________________
       |             |                                    |                                                       |
  ____________       ___________                     _____________                                         ______________
 |            |     |           |                   |    COO      |                                       |      EVP     |
 | EVP Finance|   |-|  EVP, fX  |___      __________|  Regional   |                                       | International|
 |            |   | |           |   |_____|         |   Sports    |                                       |              |
 |____________|   | |___________|                   |_____________|                                       |______________|
                  |                                        |
                  |                                        |
                  |                                        |
  ____________    |  _________         __________          |
 | Treasurer  |   | |  Prog/  |       |   Nat'l  |         |
 |            |   |-|   Prod  |     |-| Ad Sales |         |
 |___________ |   | |_________|     | |__________|         |
                  |                 |                      |
                  |                 |                      |
  ____________    |  _________      |                      |
 | Controller,|   | |Marketing|     |                      |
 |   Sports   |   |-|         |     |                      |
 |____________|   | |_________|     |  ____________        |
                  |                 | |            |       |
                  |                 |-|   Sports   |       |
  ____________    |  _________      | |____________|       |
 | Controller,|   | |  Legal  |     |                      |
 |    fX      |   |-|         |     |                      |
 |____________|   | |_________|     |                      |
                  |                 |                      |
                  |                 |  ____________        |
  ____________    |  _________      | |   Enter-   |       |
 |   VP Bus.  |   | |Affiliate|     |-|  tainment  |       |
 |     Dev.   |   |-|  Sales  |       |____________|       |
 |____________|     |_________|                            |
                                                           |
                                                           |
                                                           |
                                                           |
                           _________________________________________________________________________________________
                           |                |             |               |              |             |     |      |
                        _______      ___________      _________      __________      __________     ______   |   _________
                       |Spot Ad|    |Programming|    |Marketing|    |Regionals/|    |Operations|   |Legal |  |  |Affiliate|
                       | Sales |  |-|           |  |-|         |  |-| Rights   |  |-|          |   |      |  |  |Relations|
                       |_______|  | |___________|  | |_________|  | |__________|  | |__________|   | _____|  |  |_________|
                           |      |                |              |               |                          |
                           |      |  ___________   |  _________   |  __________   |  __________              |
                           |      | |   SVP     |  | |Marketing|  | | College  |  | |Tech Ops  |             |
                           |      |-|Production |  |-|  Svcs   |  |-|          |  |-|          |       ___________
                           |      | |___________|  | |_________|  | |__________|  | |__________|      |  Regional |
                           |      |                |              |               |                   |    GMs    |
                           |      |  ___________   |  _________   |  __________   |  _________        |___________|
                           |      | | Scheduling|  | |  On_Air |  | |  Regions |  | |   HR    |
                           |      |-|           |  |-|  Promo  |  |-|          |  |-|         |
                           |      | |___________|  | |_________|    |__________|  | |_________|
                        _______   |                |                              |
                       | On_Air|  |  ___________   |  _________                   |  _________
                       |       |  | |  VP News  |  | |   P.R.  |                  | |   MIS   |
                       |_______|  |-|           |  |-|         |                  |-|         |
                                  | |___________|    |_________|                  | |_________|
                                  |                                               |
                                  |  ___________                                  |  _________
                                  | | Graphics  |                                 | | Remote  |
                                  |-|           |                                 |-|         |
                                    |___________|                                   |_________|
